 Exhibit 99.2

Easterly Government Properties Inc.

Supplemental Information Package

Second Quarter 2019

Disclaimers

Forward-looking Statement

We make statements in this Supplemental Information Package that are considered “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act, which are usually identified by the use of words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “may,” “plans,” “projects,” “seeks,” “should,” “will,” and variations of such words or similar expressions. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and are including this statement in this Supplemental Information Package for purposes of complying with those safe harbor provisions.  These forward-looking statements reflect our current views about our plans, intentions, expectations, strategies and prospects, which are based on the information currently available to us and on assumptions we have made.  Although we believe that our plans, intentions, expectations, strategies and prospects as reflected in or suggested by those forward-looking statements are reasonable, we can give no assurance that the plans, intentions, expectations or strategies will be attained or achieved. Furthermore, actual results may differ materially from those described in the forward-looking statements and will be affected by a variety of risks and factors that are beyond our control including, without limitation: risks associated with our dependence on the U.S. Government and its agencies for substantially all of our revenues; risks associated with ownership and development of real estate; the risk of decreased rental rates or increased vacancy rates; loss of key personnel; general volatility of the capital and credit markets and the market price of our common stock; the risk we may lose one or more major tenants; difficulties in completing and successfully integrating acquisitions; failure of acquisitions or development projects to occur at anticipated levels or to yield anticipated results; risks associated with actual or threatened terrorist attacks; intense competition in the real estate market that may limit our ability to attract or retain tenants or re-lease space; insufficient amounts of insurance or exposure to events that are either uninsured or underinsured; uncertainties and risks related to adverse weather conditions, natural disasters and climate change; exposure to liability relating to environmental and health and safety matters; limited ability to dispose of assets because of the relative illiquidity of real estate investments and the nature of our assets; exposure to litigation or other claims; risks associated with breaches of our data security; risks associated with our indebtedness; and other risks and uncertainties detailed in the “Risk Factors” section of our Form 10-K for the year ended December 31, 2018, filed with the Securities and Exchange Commission, or the SEC, on February 28, 2019 and the factors included under the heading “Risk Factors” in our other public filings.  In addition, our qualification as a real estate investment trust involves the application of highly technical and complex provisions of the Internal Revenue Code of 1986, or the Code, and depends on our ability to meet the various requirements imposed by the Code through actual operating results, distribution levels and diversity of stock ownership.  We assume no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Ratings

Ratings are not recommendations to buy, sell or hold the Company’s securities.

The following discussion related to the consolidated financial statements of the Company should be read in conjunction with the financial statements for the quarter ended June 30, 2019 that will be released on Form 10-Q to be filed on or about August 1, 2019.

Supplemental Definitions

This section contains definitions of certain non-GAAP financial measures and other terms that the Company uses in this Supplemental Information Package and, where applicable, the reasons why management believes these non-GAAP financial measures provide useful information to investors about the Company’s financial condition and results of operations and the other purposes for which management uses the measures. These measures should not be considered in isolation or as a substitute for measures of performance in accordance with GAAP. Additional detail can be found in the Company’s most recent quarterly report on Form 10-Q and the Company’s most recent annual report on Form 10-K, as well as other documents filed with or furnished to the SEC from time to time.

Annualized lease income is defined as the annualized contractual base rent for the last month in a specified period, plus the annualized straight-line rent adjustments for the last month in such period and the annualized net expense reimbursements earned by us for the last month in such period.

Cash Available for Distribution (CAD) is a non-GAAP financial measure that is not intended to represent cash flow for the period and is not indicative of cash flow provided by operating activities as determined under GAAP. CAD is calculated in accordance with the current Nareit definition as FFO minus normalized recurring real estate-related expenditures and other non-cash items and nonrecurring expenditures. CAD is presented solely as a supplemental disclosure because the Company believes it provides useful information regarding the Company’s ability to fund its dividends. Because all companies do not calculate CAD the same way, the presentation of CAD may not be comparable to similarly titled measures of other companies.

Cash fixed charge coverage ratio is calculated as EBITDA divided by the sum of principal amortization and interest expense, excluding amortization of premiums / discounts and deferred financing fees, for the most recent quarter.

Cash interest coverage ratio is calculated as EBITDA divided by interest expense, excluding amortization of premiums / discounts and deferred financing fees, for the most recent quarter.

EBITDA is calculated as the sum of net income (loss) before interest expense, taxes, depreciation and amortization. EBITDA is not intended to represent cash flow for the period, is not presented as an alternative to operating income as an indicator of operating performance, should not be considered in isolation or as a substitute for measures of performance prepared in accordance with GAAP, is not indicative of operating income or cash provided by operating activities as determined under GAAP and may be presented on a pro forma basis. EBITDA is presented solely as a supplemental disclosure with respect to liquidity because the Company believes it provides useful information regarding the Company's ability to service or incur debt. Because all companies do not calculate EBITDA the same way, the presentation of EBITDA may not be comparable to similarly titled measures of other companies.

Fully diluted basis assumes the exchange of all outstanding common units representing limited partnership interests in the Company’s operating partnership, or common units, the full vesting of all shares of restricted stock, and the exchange of all earned and vested LTIP units in the Company’s operating partnership for shares of common stock on a one-for-one basis, which is not the same as the meaning of “fully diluted” under GAAP.

Funds From Operations (FFO) is defined, in accordance with the Nareit FFO White Paper - 2018 Restatement, as net income (loss), calculated in accordance with GAAP, excluding depreciation and amortization related to real estate, gains and losses from the sale of certain real estate assets, gains and losses from change in control and impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity. FFO is a widely recognized measure of REIT performance. Although FFO is a non-GAAP financial measure, the Company believes that information regarding FFO is helpful to shareholders and potential investors.

Funds From Operations, as Adjusted (FFO, as Adjusted) adjusts FFO to present an alternative measure of our operating performance, which, when applicable, excludes the impact of acquisition costs, straight-line rent, above-/below-market leases, non-cash interest expense, non-cash compensation and other non-cash items. By excluding these income and expense items from FFO, as Adjusted, the Company believes it provides useful information as these items have

Supplemental Definitions

no cash impact. In addition, by excluding acquisition related costs the Company believes FFO, as Adjusted provides useful information that is comparable across periods and more accurately reflects the operating performance of the Company’s properties.

Net Operating Income (NOI) is calculated as net income plus depreciation and amortization, acquisition costs, corporate general and administrative costs, interest expense and gains or losses from sales of property. Cash NOI excludes from NOI straight-line rent and amortization of above-/below market leases. NOI and Cash NOI presented by the Company may not be comparable to NOI and Cash NOI reported by other REITs that define NOI and Cash NOI differently. The Company believes that NOI and Cash NOI provide investors with useful measures of the operating performance of our properties. NOI and Cash NOI should not be considered an alternative to net income as an indication of our performance or to cash flows as a measure of the Company's liquidity or its ability to make distributions.

Net Debt and Adjusted Net Debt. Net Debt represents consolidated debt (reported in accordance with GAAP) adjusted to exclude unamortized premiums and discounts and deferred financing fees, less cash and cash equivalents. By excluding these items, the result provides an estimate of the contractual amount of borrowed capital to be repaid, net of cash available to repay it. The Company believes this calculation constitutes a beneficial supplemental non-GAAP financial disclosure to investors in understanding its financial condition. Adjusted Net Debt is Net Debt reduced by 1) the lesser of i) anticipated lump-sum reimbursement amounts and ii) the cost to date for each project under construction and 2) 40% times the amount by which the cost to date exceeds anticipated lump-sum reimbursement amounts for each project under construction. These adjustments are made to 1) remove the estimated portion of each project under construction that has been financed with debt which may be repaid with anticipated cost reimbursement payments from the US Government and 2) remove the estimated portion of each project under construction, in excess of anticipated lump-sum reimbursements, that has been financed with debt but has not yet produced earnings. See page 19 for further information. The Company’s method of calculating Net Debt and Adjusted Net Debt may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITS.

Corporate Information and Analyst Coverage

Corporate Information

Corporate Headquarters	Stock Exchange Listing	Information Requests	Investor Relations
2101 L Street NW	New York Stock Exchange	Please contact ir@easterlyreit.com	Lindsay Winterhalter,
Suite 650		or 202-596-3947 to request an	VP, Investor Relations
Washington, DC 20037	Ticker	Investor Relations package	& Operations
202-595-9500	DEA

Executive Team		Board of Directors
William Trimble III, CEO	Darrell Crate, Chairman	William Binnie, Lead Independent Director	Michael Ibe
Michael Ibe, Vice-Chairman and EVP	Meghan Baivier, CFO & COO	Darrell Crate	James Mead
Alison Bernard, CAO	Ronald Kendall, EVP	Cynthia Fisher	William Trimble III
Andrew Pulliam, EVP		Emil Henry Jr.

Equity Research Coverage

Citigroup	Raymond James & Associates	RBC Capital Markets
Michael Bilerman / Emmanuel Korchman	Bill Crow / Paul Puryear	Michael Carroll
212-816-1383 / 212-816-1382	727-567-2594 / 727-567-2253	440-715-2649

Jefferies	SunTrust Robinson Humphrey
Jonathan Petersen	Michael R. Lewis
212-284-1705	212-319-5659

Any opinions, estimates, forecasts or predictions regarding Easterly Government Properties, Inc.’s performance made by these analysts are theirs alone and do not represent opinions, estimates, forecasts or predictions of Easterly Government Properties, Inc. or its management. Easterly Government Properties, Inc. does not by its reference above or distribution imply its endorsement of or concurrence with such opinions, estimates, forecasts or predictions.

Executive Summary (In thousands, except share and per share amounts)

Price of Common Shares	Three months ended June 30, 2019		Earnings	Three months ended June 30, 2019	Three months ended June 30, 2018
High closing price during period	$18.78		Net income available to Easterly Government Properties, Inc.	$5,642	$1,440
Low closing price during period	$17.46		Net income available to Easterly Government Properties, Inc.
End of period closing price	$18.11		per share:
			Basic	$0.08	$0.02
Outstanding Classes of Stock and			Diluted	$0.08	$0.02
Partnership Units - Fully Diluted Basis	At June 30, 2019
Common shares	69,508,941		Net income	$6,491	$1,719
Unvested restricted shares	92,197		Net income, per share - fully diluted basis	$0.08	$0.03
Common partnership and vested LTIP units	9,865,694
Total - fully diluted basis	79,466,832		Funds From Operations ("FFO")	$23,213	$16,307
			FFO, per share - fully diluted basis	$0.30	$0.29

Market Capitalization	At June 30, 2019		Funds From Operations, as Adjusted	$22,578	$14,325
Total equity market capitalization - fully diluted basis	$1,439,144		FFO, as Adjusted, per share - fully diluted basis	$0.29	$0.25
Net Debt	886,730
Total enterprise value	$2,325,874		Cash Available for Distribution	$19,796	$11,564

Ratios	At June 30, 2019		Liquidity		At June 30, 2019
Net debt to total enterprise value	38.1%		Cash and cash equivalents		$9,737
Net debt to annualized quarterly EBITDA	7.1	x
Adjusted Net Debt to annualized quarterly pro forma EBITDA	6.3	x	Available under $450 million unsecured revolving credit facility(1)		$188,000
Cash interest coverage ratio	4.1	x
Cash fixed charge coverage ratio	3.7	x

(1)Revolving credit facility has an accordion feature that provides additional capacity, subject to the satisfaction of customary terms and conditions, of up to $250 million, for a total revolving credit facility size of not more than $700 million.

Balance Sheets (Unaudited, in thousands, except share amounts)

	June 30, 2019	December 31, 2018
Assets
Real estate properties, net	$1,857,730	$1,626,617
Cash and cash equivalents	9,737	6,854
Restricted cash	5,184	4,251
Deposits on acquisitions	1,900	7,070
Rents receivable	25,323	21,140
Accounts receivable	13,367	11,690
Deferred financing, net	2,104	2,459
Intangible assets, net	176,232	165,668
Interest rate swaps	852	4,563
Prepaid expenses and other assets	14,808	11,238
Total assets	$2,107,237	$1,861,550

Liabilities
Revolving credit facility	262,000	134,750
Term loan facilities, net	248,420	248,238
Notes payable, net	173,831	173,778
Mortgage notes payable, net	207,966	209,589
Intangible liabilities, net	28,206	30,835
Interest rate swaps	6,276	1,797
Accounts payable and accrued liabilities	42,613	37,310
Total liabilities	969,312	836,297

Equity
Common stock, par value $0.01, 200,000,000 shares authorized,
69,601,138 and 60,849,206 shares issued and outstanding at June 30, 2019 and December 31, 2018, respectively.	696	608
Additional paid-in capital	1,155,327	1,017,415
Retained earnings	18,023	12,831
Cumulative dividends	(172,642)	(139,103)
Accumulated other comprehensive income (loss)	(4,751)	2,412
Total stockholders' equity	996,653	894,163
Non-controlling interest in Operating Partnership	141,272	131,090
Total equity	1,137,925	1,025,253
Total liabilities and equity	$2,107,237	$1,861,550

Income Statements (Unaudited, in thousands, except share and per share amounts)

	Three Months Ended		Six Months Ended
	June 30, 2019	June 30, 2018	June 30, 2019	June 30, 2018
Revenues
Rental income	$50,513	$35,288	$99,001	$70,119
Tenant reimbursements	1,655	1,260	3,239	2,201
Other income	581	424	1,116	626
Total revenues	52,749	36,972	103,356	72,946

Expenses
Property operating	10,934	7,223	20,897	13,783
Real estate taxes	5,465	3,845	11,220	7,545
Depreciation and amortization	22,967	14,588	45,418	29,222
Acquisition costs	452	499	922	723
Corporate general and administrative	4,667	3,623	8,984	7,082
Total expenses	44,485	29,778	87,441	58,355

Other income (expenses)
Interest expense, net	(8,018)	(5,475)	(16,150)	(11,057)
Gain on sale of operating property	6,245	-	6,245	-
Net income	6,491	1,719	6,010	3,534

Non-controlling interest in Operating Partnership	(849)	(279)	(784)	(575)
Net income available to Easterly Government
Properties, Inc.	$5,642	$1,440	$5,226	$2,959

Net income available to Easterly Government
Properties, Inc. per share:
Basic	$0.08	$0.02	$0.08	$0.05
Diluted	$0.08	$0.02	$0.08	$0.05

Weighted-average common shares outstanding:
Basic	68,247,822	47,531,128	64,756,271	46,276,125
Diluted	68,419,665	49,124,886	64,901,261	47,845,560

Net income, per share - fully diluted basis	$0.08	$0.03	$0.08	$0.06

Weighted average common shares outstanding -
fully diluted basis	78,227,623	56,782,105	74,550,106	55,305,734

Net Operating Income (Unaudited, in thousands)

	Three Months Ended		Six Months Ended
	June 30, 2019	June 30, 2018	June 30, 2019	June 30, 2018

Net income	$6,491	$1,719	$6,010	$3,534
Depreciation and amortization	22,967	14,588	45,418	29,222
Acquisition costs	452	499	922	723
Corporate general and administrative	4,667	3,623	8,984	7,082
Interest expense	8,018	5,475	16,150	11,057
Gain on sale of operating property	(6,245)	-	(6,245)	-
Net Operating Income	36,350	25,904	71,239	51,618
Adjustments to Net Operating Income:
Straight-line rent	(583)	(1,259)	(1,550)	(3,064)
Above-/below-market leases	(1,515)	(2,239)	(3,244)	(4,518)
Cash Net Operating Income	$34,252	$22,406	$66,445	$44,036

EBITDA, FFO and CAD (Unaudited, in thousands, except share and per share amounts)

	Three Months Ended		Six Months Ended
	June 30, 2019	June 30, 2018	June 30, 2019	June 30, 2018
Net income	$6,491	$1,719	$6,010	$3,534
Depreciation and amortization	22,967	14,588	45,418	29,222
Interest expense	8,018	5,475	16,150	11,057
Tax expense	135	106	253	207
Gain on sale of operating property	(6,245)	-	(6,245)	-
EBITDA	$31,366	$21,888	$61,586	$44,020

Pro forma adjustments(1)	822
Pro forma EBITDA	$32,188

Net income	$6,491	$1,719	$6,010	$3,534
Depreciation and amortization	22,967	14,588	45,418	29,222
Gain on sale of operating property	(6,245)	-	(6,245)	-
Funds From Operations (FFO)	$23,213	$16,307	$45,183	$32,756
Adjustments to FFO:
Acquisition costs	452	499	922	723
Straight-line rent and other non-cash adjustments	(592)	(1,253)	(1,566)	(3,047)
Above-/below-market leases	(1,515)	(2,239)	(3,244)	(4,518)
Non-cash interest expense	323	299	645	563
Non-cash compensation	697	712	1,431	1,576
Funds From Operations, as Adjusted	$22,578	$14,325	$43,371	$28,053

FFO, per share - fully diluted basis	$0.30	$0.29	$0.61	$0.59
FFO, as Adjusted, per share - fully diluted basis	$0.29	$0.25	$0.58	$0.51

Funds From Operations, as Adjusted	$22,578	$14,325	$43,371	$28,053
Acquisition costs	(452)	(499)	(922)	(723)
Principal amortization	(842)	(797)	(1,678)	(1,560)
Maintenance capital expenditures	(1,338)	(1,009)	(2,240)	(1,475)
Contractual tenant improvements	(150)	(456)	(188)	(551)
Cash Available for Distribution (CAD)	$19,796	$11,564	$38,343	$23,744

Weighted average common shares outstanding -
fully diluted basis	78,227,623	56,782,105	74,550,106	55,305,734

(1) Pro forma assuming a full quarter of operations from the two properties acquired in the second quarter of 2019.

Debt Schedules (Unaudited, in thousands)

Debt Instrument	Maturity Date	June 30, 2019 Interest Rate	June 30, 2019 Balance(1)	June 30, 2019 Percent of Total Indebtedness
Unsecured debt
Unsecured revolving credit facility	18-Jun-22(2)	LIBOR + 125bps	$262,000	29.2%
2018 Unsecured term loan facility	19-Jun-23	3.96%(3)	150,000	16.7%
2016 Unsecured term loan facility	29-Mar-24	2.67%(4)	100,000	11.2%
Notes payable - series A	25-May-27	4.05%	95,000	10.6%
Notes payable - series B	25-May-29	4.15%	50,000	5.6%
Notes payable - series C	25-May-32	4.30%	30,000	3.3%
	5.1 years	3.72%	$687,000	76.6%
Total unsecured debt	(wtd-avg maturity)	(wtd-avg rate)

Secured mortgage debt
VA - Loma Linda	6-Jul-27	3.59%	$127,500	14.2%
ICE - Charleston	15-Jan-27	4.21%	18,035	2.0%
USFS II - Albuquerque	14-Jul-26	4.46%	16,420	1.8%
DEA - Pleasanton	18-Oct-23	LIBOR + 150bps	15,700	1.8%
CBP - Savannah	10-Jul-33	3.40%	13,128	1.5%
MEPCOM - Jacksonville	14-Oct-25	4.41%	9,424	1.1%
VA - Golden	1-Apr-24	5.00%	9,260	1.0%
	7.8 years	3.83%	$209,467	23.4%
Total secured mortgage debt	(wtd-avg maturity)	(wtd-avg rate)

Debt Statistics	June 30, 2019			June 30, 2019
Variable rate debt - unhedged	$277,700	% Variable rate debt - unhedged		31.0%
Fixed rate debt	618,767	% Fixed rate debt		69.0%
Total Debt(1)	$896,467
Less: cash and cash equivalents	(9,737)	Weighted average maturity		5.7 years
Net Debt	$886,730	Weighted average interest rate		3.7%
Less: adjustment for projects under construction(5)	(80,759)
Adjusted Net Debt	$805,971

(1)Excludes unamortized premiums / discounts and deferred financing fees.

(2)Revolving credit facility has two six-month as-of-right extension options, subject to certain conditions and the payment of an extension fee.

(3)Calculated based on four interest rate swaps with an aggregate notional value of $150.0 million, which effectively fix the interest rate at 3.96% annually based on the Company’s current leverage ratio.

(4)Calculated based on two interest rate swaps with an aggregate notional value of $100.0 million, which effectively fix the interest rate at 2.67% annually based on the Company’s current leverage ratio.

5)See definition of Adjusted Net Debt on Page 4.

Debt Maturities (Unaudited, in thousands)

	Secured Debt		Unsecured Debt
Year	Scheduled Amortization	Scheduled Maturities	Scheduled Maturities	Total	Percentage of Debt Maturing	Weighted Average Interest Rate of Scheduled Maturities
2019	$1,713	-	-	$1,713	0.2%	-
2020	3,564	-	-	3,564	0.4%	-
2021	4,233	-	-	4,233	0.5%	-
2022	5,297	-	262,000	267,297	29.8%	3.71%
2023	5,585	15,700	150,000	171,285	19.1%	3.96%
2024	5,730	8,395	100,000	114,125	12.7%	2.87%
2025	5,633	1,917	-	7,550	0.8%	4.41%
2026	3,686	6,368	-	10,054	1.1%	4.46%
2027	1,093	134,640	95,000	230,733	25.8%	3.82%
2028	983	-	-	983	0.1%	-
2029	1,016	-	50,000	51,016	5.7%	4.15%
2030	1,049	-	-	1,049	0.1%	-
2031	1,081	-	-	1,081	0.1%	-
2032	1,116	-	30,000	31,116	3.5%	4.30%
2033	668	-	-	668	0.1%	-
Total	$42,447	$167,020	$687,000	$896,467	100.0%

Operating Property Overview (As of June 30, 2019, unaudited)

Property Name	Location	Property Type	Tenant Lease Expiration Year	Year Built / Renovated	Rentable Square Feet	Annualized Lease Income	Percentage of Total Annualized Lease Income	Annualized Lease Income per Leased Square Foot

U.S. Government Leased Properties
VA - Loma Linda	Loma Linda, CA	Outpatient Clinic	2036	2016	327,614	$16,111,542	8.0%	$49.18
Various GSA - Buffalo	Buffalo, NY	Office	2019 - 2025	2004	267,766	8,388,234	4.1%	31.33
JSC - Suffolk	Suffolk, VA	Office	2028	1993 / 2004	403,737	8,074,740	4.0%	20.00
FBI - Salt Lake	Salt Lake City, UT	Office	2032	2012	169,542	6,826,753	3.4%	40.27
Various GSA - Portland	Portland, OR	Office	2020 - 2025	2002	223,261	6,796,650	3.4%	30.96
IRS - Fresno	Fresno, CA	Office	2033	2003	180,481	6,686,460	3.3%	37.05
PTO - Arlington	Arlington, VA	Office	2035	2009	190,546	6,546,803	3.3%	34.36
Various GSA - Chicago	Des Plaines, IL	Office	2020 / 2022	1971 / 1999	232,759	6,434,294	3.2%	28.70
VA - San Jose	San Jose, CA	Outpatient Clinic	2038	2018	90,085	5,782,190	2.9%	64.19
FBI - San Antonio	San Antonio, TX	Office	2021	2007	148,584	5,159,501	2.6%	34.72
FEMA - Tracy	Tracy, CA	Warehouse	2038	2018	210,373	4,640,242	2.3%	22.06
FBI - Omaha	Omaha, NE	Office	2024	2009	112,196	4,459,261	2.2%	39.75
TREAS - Parkersburg	Parkersburg, WV	Office	2021	2004 / 2006	182,500	4,427,336	2.2%	24.26
EPA - Kansas City	Kansas City, KS	Laboratory	2023	2003	71,979	4,213,094	2.1%	58.53
VA - South Bend	Mishakawa, IN	Outpatient Clinic	2032	2017	86,363	3,975,368	2.0%	46.03
ICE - Charleston	North Charleston, SC	Office	2021 / 2027	1994 / 2012	86,733	3,800,808	1.9%	43.82
DOT - Lakewood	Lakewood, CO	Office	2024	2004	122,225	3,488,745	1.7%	28.54
FBI - New Orleans	New Orleans, LA	Office	2029	1999 / 2006	137,679	3,472,512	1.7%	25.22
FBI - Pittsburgh	Pittsburgh, PA	Office	2027	2001	100,054	3,407,585	1.7%	34.06
USCIS - Lincoln	Lincoln, NE	Office	2020	2005	137,671	3,393,736	1.7%	24.65
FBI - Birmingham	Birmingham, AL	Office	2020	2005	96,278	3,207,521	1.6%	33.32
JUD - El Centro	El Centro, CA	Courthouse/Office	2034	2004	43,345	3,036,785	1.5%	70.06
OSHA - Sandy	Sandy, UT	Laboratory	2024	2003	75,000	2,988,944	1.5%	39.85
FDA - College Park	College Park, MD	Laboratory	2029	2004	80,677	2,957,789	1.5%	36.66
USFS II - Albuquerque	Albuquerque, NM	Office	2026	2011	98,720	2,946,150	1.5%	29.84
USFS I - Albuquerque	Albuquerque, NM	Office	2021	2006	92,455	2,877,379	1.4%	31.12
DEA - Vista	Vista, CA	Laboratory	2020	2002	54,119	2,798,970	1.4%	51.72
DEA - Pleasanton	Pleasanton, CA	Laboratory	2035	2015	42,480	2,789,001	1.4%	65.65
ICE - Albuquerque	Albuquerque, NM	Office	2027	2011	71,100	2,757,943	1.4%	38.79
FBI - Richmond	Richmond, VA	Office	2021	2001	96,607	2,755,886	1.4%	28.53
JUD - Del Rio	Del Rio, TX	Courthouse/Office	2024	1992 / 2004	89,880	2,696,566	1.3%	30.00
DEA - Dallas Lab	Dallas, TX	Laboratory	2021	2001	49,723	2,433,565	1.2%	48.94
DEA - Sterling	Sterling, VA	Laboratory	2020	2001	49,692	2,403,448	1.2%	48.37
TREAS - Birmingham	Birmingham, AL	Office	2029	2014	83,676	2,379,514	1.2%	28.44
SSA - Charleston	Charleston, WV	Office	2024	1959 / 2000	110,000	2,322,332	1.2%	21.11
DEA - Upper Marlboro	Upper Marlboro, MD	Laboratory	2022	2002	50,978	2,289,287	1.1%	44.91
FBI - Little Rock	Little Rock, AR	Office	2021	2001	101,977	2,246,497	1.1%	22.03

Operating Property Overview (Cont.) (As of June 30, 2019, unaudited)

Property Name	Location	Property Type	Tenant Lease Expiration Year	Year Built / Renovated	Rentable Square Feet	Annualized Lease Income	Percentage of Total Annualized Lease Income	Annualized Lease Income per Leased Square Foot

U.S. Government Leased Properties (Cont.)
MEPCOM - Jacksonville	Jacksonville, FL	Office	2025	2010	30,000	2,189,904	1.1%	73.00
CBP - Savannah	Savannah, GA	Laboratory	2033	2013	35,000	2,144,467	1.1%	61.27
FBI - Albany	Albany, NY	Office	2019	1998	98,184	2,126,817	1.1%	21.66
DOE - Lakewood	Lakewood, CO	Office	2029	1999	115,650	2,064,224	1.0%	17.85
DEA - Santa Ana	Santa Ana, CA	Office	2024	2004	39,905	1,912,663	1.0%	47.93
JUD - Charleston	Charleston, SC	Courthouse/Office	2019	1999	50,888	1,810,980	0.9%	35.59
NPS - Omaha	Omaha, NE	Office	2024	2004	62,772	1,771,759	0.9%	28.23
ICE - Otay	San Diego, CA	Office	2022 / 2026	2001	52,881	1,752,889	0.9%	35.44
VA - Golden	Golden, CO	Office/Warehouse	2026	1996 / 2011	56,753	1,730,118	0.9%	30.49
DEA - Dallas	Dallas, TX	Office	2021	2001	71,827	1,686,629	0.8%	23.48
DEA - Otay	San Diego, CA	Office	2020	1997	32,560	1,621,374	0.8%	49.80
CBP - Sunburst	Sunburst, MT	Office	2028	2008	33,000	1,599,828	0.8%	48.48
USCG - Martinsburg	Martinsburg, WV	Office	2027	2007	59,547	1,593,519	0.8%	26.76
JUD - Aberdeen	Aberdeen, MS	Courthouse/Office	2025	2005	46,979	1,485,353	0.7%	31.62
DEA - Birmingham	Birmingham, AL	Office	2020	2005	35,616	1,466,342	0.7%	41.17
DEA - North Highlands	Sacramento, CA	Office	2033	2002	37,975	1,441,221	0.7%	37.95
GSA - Clarksburg	Clarksburg, WV	Office	2024	1999	63,750	1,431,148	0.7%	22.45
DEA - Albany	Albany, NY	Office	2025	2004	31,976	1,349,109	0.7%	42.19
DEA - Riverside	Riverside, CA	Office	2032	1997	34,354	1,245,565	0.6%	36.26
SSA - Dallas	Dallas, TX	Office	2020	2005	27,200	1,073,215	0.5%	39.46
ICE - Pittsburgh	Pittsburgh, PA	Office	2022 / 2023	2004	33,425	792,601	0.4%	31.40
VA - Baton Rouge	Baton Rouge, LA	Outpatient Clinic	2024	2004	30,000	772,128	0.4%	25.74
JUD - South Bend	South Bend, IN	Courthouse/Office	2027	1996 / 2011	30,119	762,709	0.4%	25.32
DEA - San Diego	San Diego, CA	Warehouse	2032	1999	16,100	556,452	0.3%	34.56
SSA - Mission Viejo	Mission Viejo, CA	Office	2020	2005	11,590	532,626	0.3%	45.96
DEA - Bakersfield	Bakersfield, CA	Office	2021	2000	9,800	357,559	0.2%	36.49
SSA - San Diego	San Diego, CA	Office	2032	2003	10,856	332,445	0.2%	33.05
Subtotal					5,927,562	$199,577,075	99.5%	$33.81

Privately Leased Properties
5998 Osceola Court - United Technologies	Midland, GA	Warehouse/Manufacturing	2023	2014	105,641	542,600	0.3%	5.14
501 East Hunter Street - Lummus Corporation	Lubbock, TX	Warehouse/Distribution	2028	2013	70,078	409,366	0.2%	5.84
Subtotal					175,719	$951,966	0.5%	$5.42

Total / Weighted Average					6,103,281	$200,529,041	100.0%	$32.99

Tenants (As of June 30, 2019, unaudited)

Tenant	Weighted Average Remaining Lease Term(1)	Leased Square Feet	Percentage of Leased Square Feet	Annualized Lease Income	Percentage of Total Annualized Lease Income

U.S. Government
Federal Bureau of Investigation ("FBI")	5.5	1,085,860	17.9%	$34,333,435	17.0%
Department of Veteran Affairs ("VA")	13.0	695,998	11.4%	31,682,383	15.7%
Drug Enforcement Administration ("DEA")	5.2	557,313	9.2%	24,242,092	12.1%
Judiciary of the U.S. ("JUD")	6.1	261,211	4.3%	9,792,393	4.9%
Internal Revenue Service ("IRS")	11.1	241,815	4.0%	8,675,500	4.3%
U.S. Joint Staff Command ("JSC")	9.0	403,737	6.6%	8,074,740	4.0%
Immigration and Customs Enforcement ("ICE")	6.0	193,661	3.2%	7,932,408	4.0%
Bureau of the Fiscal Service ("BFS")	4.5	266,176	4.4%	6,806,850	3.4%
Patent and Trademark Office ("PTO")	15.5	190,546	3.1%	6,546,803	3.3%
Federal Aviation Administration ("FAA")	1.3	209,970	3.5%	6,053,368	3.0%
U.S. Forest Service ("USFS")	4.5	191,175	3.1%	5,823,529	2.9%
Social Security Administration ("SSA")	4.9	200,866	3.3%	5,203,876	2.6%
Federal Emergency Management Agency ("FEMA")	19.3	210,373	3.5%	4,640,242	2.3%
Environmental Protection Agency ("EPA")	3.8	71,979	1.2%	4,213,094	2.1%
Customs and Border Protection ("CBP")	11.8	68,000	1.1%	3,744,295	1.9%
Department of Transportation ("DOT")	4.8	129,659	2.1%	3,736,212	1.9%
U.S. Citizenship and Immigration Services ("USCIS")	1.2	137,671	2.3%	3,393,736	1.7%
Occupational Safety and Health Administration ("OSHA")	4.6	75,000	1.2%	2,988,944	1.5%
Food and Drug Administration ("FDA")	10.2	80,677	1.3%	2,957,789	1.5%
Military Entrance Processing Command ("MEPCOM")	6.3	30,000	0.5%	2,189,904	1.1%
Department of Energy ("DOE")	10.1	120,496	2.0%	2,184,044	1.1%
U.S. Department of Agriculture ("USDA")	3.3	73,031	1.2%	2,118,166	1.1%
National Park Service ("NPS")	5.0	62,772	1.0%	1,771,759	0.9%
U.S. Coast Guard ("USCG")	8.5	59,547	1.0%	1,593,519	0.8%
U.S. Army Corps of Engineers ("ACOE")	5.6	37,811	0.6%	1,433,503	0.7%
Small Business Administration ("SBA")	2.8	37,253	0.6%	1,147,667	0.6%
National Labor Relations Board ("NLRB")	6.2	36,640	0.6%	1,076,982	0.5%
National Oceanic and Atmospheric Administration ("NOAA")	1.6	25,612	0.4%	827,322	0.4%
Bureau of Alcohol, Tobacco, Firearms and Explosives ("ATF")	2.7	21,342	0.4%	745,195	0.4%

Tenants (Cont.) (As of June 30, 2019, unaudited)

Tenant	Weighted Average Remaining Lease Term(1)	Leased Square Feet	Percentage of Leased Square Feet	Annualized Lease Income	Percentage of Total Annualized Lease Income

U.S. Government (Cont.)
General Services Administration - Other	4.4	17,235	0.3%	557,555	0.3%
Bureau of Indian Affairs ("BIA")	4.1	6,477	0.1%	216,191	0.1%
U.S. Attorney Office ("USAO")	4.6	6,408	0.1%	143,845	0.1%
U.S. Marshals Service ("USMS")	7.6	1,054	0.0%	47,463	0.0%
Department of Labor ("DOL")	4.6	1,004	0.0%	22,536	0.0%
U.S. Probation Office ("USPO")	4.6	452	0.0%	10,154	0.0%
Subtotal	7.5	5,808,821	95.5%	$196,927,494	98.2%

Private Tenants
Other Private Tenants	2.6	50,794	0.8%	$1,402,361	0.7%
Providence Health & Services	1.2	21,643	0.4%	634,962	0.3%
We Are Sharing Hope SC	2.3	21,609	0.4%	612,258	0.3%
United Technologies (Pratt & Whitney)	4.5	105,641	1.7%	542,600	0.3%
Lummus Corporation	9.1	70,078	1.2%	409,366	0.2%
Subtotal	4.9	269,765	4.5%	$3,601,547	1.8%

Total / Weighted Average	7.4	6,078,586	100.0%	$200,529,041	100.0%

(1)Weighted based on leased square feet.

Lease Expirations (As of June 30, 2019, unaudited)

Year of Lease Expiration	Number of Leases Expiring	Square Footage Expiring	Percentage of Total Square Footage Expiring	Annualized Lease Income Expiring	Percentage of Total Annualized Lease Income Expiring	Annualized Lease Income per Leased Square Foot Expiring
2019	3	161,125	2.7%	$4,229,260	2.1%	$26.25
2020	19	764,519	12.6%	25,980,973	13.0%	33.98
2021	13	940,098	15.5%	27,828,023	13.9%	29.60
2022	7	124,523	2.0%	4,762,814	2.4%	38.25
2023	10	291,498	4.8%	8,082,809	4.0%	27.73
2024	10	727,374	12.0%	22,444,756	11.2%	30.86
2025	6	187,680	3.1%	7,683,920	3.8%	40.94
2026	3	157,011	2.6%	4,732,913	2.4%	30.14
2027	5	325,944	5.4%	11,710,306	5.8%	35.93
2028	3	506,815	8.3%	10,083,934	5.0%	19.90
Thereafter	18	1,891,999	31.0%	72,989,333	36.4%	38.58
Total / Weighted Average	97	6,078,586	100.0%	$200,529,041	100.0%	$32.99

Summary of Re/Development Projects (As of June 30, 2019, unaudited, in thousands, except square feet)

Projects Under Construction(1)
Property Name	Location	Property Type	Total Rentable Square Feet	Percentage Leased	Lease Term	Anticipated Total Cost	Cost to Date	Anticipated Lump-Sum Reimbursement(2)	Anticipated Completion Date	Anticipated Lease Commencement
FDA - Alameda	Alameda, CA	Laboratory	69,624	100%	20-Year	$83,042	$80,764	$52,317	3Q 2019	3Q 2019
FDA - Lenexa	Lenexa, KS	Laboratory	59,690	100%	20-Year	68,549	17,063	41,257	3Q 2020	3Q 2020
Total			129,314			$151,591	$97,827	$93,574

Projects in Design(3)
Property Name	Location	Property Type	Total Estimated Rentable Square Feet	Percentage Leased	Lease Term	Anticipated Completion Date	Anticipated Lease Commencement
FDA - Atlanta	Atlanta, GA	Laboratory	162,000	100%	20-Year	4Q 2022	4Q 2022
Total			162,000

(1)Includes properties under construction for which design is complete.

(2)Includes reimbursement of lump-sum tenant improvement costs and development fees.

(3)Includes projects in the design phase for which project scope is not fully determined. The Company has been awarded the lease for FDA - Atlanta. Closing of the acquisition of the underlying property to   be redeveloped is subject to customary closing conditions.